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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 22, 1999



                            Key Energy Services, Inc.
               __________________________________________________
               (Exact Name of Registrant as Specified in Charter)


           Maryland                 1-8038                        04-2648081
____________________________     _____________              ___________________
(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)           File Number)               Identification No.)


Two Tower Center, 20th Floor, East Brunswick, New Jersey            08816
________________________________________________________          __________
(Address of Principal Executive Offices)                          (Zip Code)


Registrant"s Telephone number, including area code (732) 247-4822


_______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

      As more fully described in the Press Release attached hereto as Exhibit A which is incorporated herein by reference (the "Press Release"), on January 22, 1999, the Registrant announced that it completed a private offering of 150,000 units, consisting of $150,000,000 of its 14% senior subordinated notes due 2009 and 150,000 warrants to purchase 2,032,565 shares of common stock at an exercise price of $4.88125 (the "Offering"). The Registrant also disclosed in the Press Release information concerning certain non-recurring charges, as well as its expectations concerning its financial results for the second quarter of fiscal 1999.

      In connection with the Offering, the Registrant entered into certain transaction documents, attached hereto as Exhibits B through F, and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(3) The following exhibits are filed with this Current Report on Form 8-K:

      99(a) Press Release dated January 25, 1999 issued by Registrant

      99(b) Purchase Agreement dated January 19, 1999 by and among the
            Registrant, certain of its subsidiaries, Lehman Brothers Inc., Bear, Stearns & Co. Inc., First Albany Corporation, Dain Rauscher Wessels, a division of Dain Rauscher Incorporated

      99(c) Warrant Agreement dated as of January 22, 1999 between the
            Registrant and The Bank of New York, a New York banking corporation as warrant agent .

      99(d) Indenture dated as of January 22, 1999 between the Registrant and The Bank of New York as trustee.

      99(e) Registration Rights Agreement (relating to the Notes) dated January
            22, 1999 by and among the Registrant, certain of its subsidiaries, and Lehman Brothers Inc., Bear, Stearns & Co. Inc., F.A.C/Equities, a division of First Albany Corporation, and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.

      99(f) Warrant Registration Rights Agreement dated January 22, 1999, by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., F.A.C/Equities, a division of First Albany Corporation, and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KEY ENERGY SERVICES, INC.



February 3, 1999                        By: /s/ Francis D. John
                                            -----------------------------
                                            Francis D. John
                                            Chairman, President and
                                            Chief Executive Officer


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                                EXHIBIT INDEX

      99(a) Press Release dated January 25, 1999 issued by Registrant

      99(b) Purchase Agreement dated January 19, 1999 by and among the
            Registrant, certain of its subsidiaries, Lehman Brothers Inc., Bear, Stearns & Co. Inc., First Albany Corporation, Dain Rauscher Wessels, a division of Dain Rauscher Incorporated

      99(c) Warrant Agreement dated as of January 22, 1999 between the
            Registrant and The Bank of New York, a New York banking corporation as warrant agent .

      99(d) Indenture dated as of January 22, 1999 between the Registrant and The Bank of New York as trustee.

      99(e) Registration Rights Agreement (relating to the Notes) dated January
            22, 1999 by and among the Registrant, certain of its subsidiaries, and Lehman Brothers Inc., Bear, Stearns & Co. Inc., F.A.C/Equities, a division of First Albany Corporation, and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.

      99(f) Warrant Registration Rights Agreement dated January 22, 1999, by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., F.A.C/Equities, a division of First Albany Corporation, and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.